ABERDEEN FUNDS

                    Aberdeen Funds Optimal Allocations Series


Supplement to the Aberdeen Funds Optimal Allocations Series Prospectus dated February 28, 2009.

The following replaces the second paragraph located in Section 2, Fund Details, "Additional Information About Investments, Investment Strategies and Risks for the Optimal Allocations Series":

First, the Adviser determines each Optimal Allocations Fund's target asset class allocations. The Adviser bases this decision on each Optimal Allocations Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has sole responsibility for determining each Optimal Allocations Fund's target allocation range, asset class allocations and its investments in Underlying Funds.


THIS SUPPLEMENT IS DATED August 18, 2009.

Please keep this supplement for future reference.